SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) September 24, 2002




                             DIALYSIS CORPORATION OF AMERICA
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)




       Florida                          0-8527              59-1757642
(State  or other jurisdiction         (Commission           (IRS Employer
 of  incorporation)                    File  Number)        Identification  No.)




      1344  Ashton  Road,  Hanover,  Maryland                    21076
    -----------------------------------------------          ------------
     (Address  of  principal  executive  offices)             (Zip  Code)

        Registrant's telephone number, including area code (410) 694-0500

ITEM  5.  OTHER  EVENTS

     The Company's wholly-owned subsidiary, DCA of Chevy Chase, LLC, entered into a lease agreement with BRE/Metrocenter LLC for its proposed new dialysis facility in Bethesda, Maryland. The lease provides the dialysis center with approximately 4,200 square feet of space and will commence upon completion of the construction of the facility, but no later than November 1, 2002. The lease is for ten years, with one five-year renewal option. The Company has guaranteed the rental payments for the first two years of the lease. This new dialysis center will be the Company's first in Maryland.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (a)     Financial  Statements  of  Business  Acquired

             None

     (b)     Pro  Forma  Financial  Information

             None

     (c)     Exhibits

            (10)     Material  Contracts

                    (i) Lease Agreement between DCA of Chevy Chase, LLC and BRE/Metrocenter LLC and Guaranty of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIALYSIS  CORPORATION  OF  AMERICA

                                      /s/  Stephen  W.  Everett
                                   By ---------------------------------
                                        STEPHEN  W.  EVERETT,  President

Dated:  September  24,  2002

                                LAWRENCE E. JAFFE
                                 ATTORNEY AT LAW
                               777 Terrace Avenue
                           Hasbrouck Heights, NJ 07604
                                 (201) 288-8282
                               FAX (201) 288-8208


                               September 25, 2002


Division  of  Corporation  Finance
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     RE: Dialysis Corporation of America Current Report on Form 8-K Commission File No. 0-8527

Gentlemen:

     Enclosed for filing pursuant to the EDGAR system is the aforementioned Company's Current Report on Form 8-K with exhibit pursuant to the requirements of the Securities Exchange Act of 1934.

                                   Very  truly  yours,

                                   /s/  Lawrence  E.  Jaffe

                                   Lawrence  E.  Jaffe

LEJ:nac
Enclosure
cc:  Nasdaq  Stock  Market,  Inc.

                            BASIC LEASE INFORMATION


Lease  Date:          August  _____,  2002
Tenant:               DCA  of  Chevy  Chase,  LLC,  a Maryland limited liability company
Tenant's  Address:    c/o  Dialysis  Corporation  of  America
                      1344  Ashton  Road,  Suite  201
                      Hanover,  Maryland  21076

Contact:               Attn:  Stephen  Everett  Telephone:  (410)  694-0500

Landlord:              BRE/Metrocenter LLC

Landlord's  Address:  345  Park  Avenue
                      New  York,  New  York  10154


Managing  Agent:      Realty  Management  Company  Telephone:  (301)  657-8386


Managing  Agent's     3  Bethesda  Metro  Center,  Suite  600
Address:              Bethesda,  Maryland  20814

Premises:
                    Suite No. B005 in the office building (the "Building") located in Montgomery County, Maryland, known as 3 Bethesda Metro Center, Bethesda, Maryland 20814 (the "Land"). The Premises are outlined on the plan attached to the Lease as Exhibit A.


Rentable  Area of   4,211 square feet, some of which may be common areas
the Premises:       or  areas  to  be  used  in common  with  others.

Term:                20  months,  commencing  upon  the  earlier  to  occur  of:
                    completion of "Tenant's Work" (as defined in Section 31 below), or November 1, 2002 (the "Commencement Date"), and ending on the last day of the tenth (10th) lease year.

Basic  Monthly      $9,825.67  per  month,  which  is  based on $28.00 per
Rent:               square  foot  of  rentable area, as adjusted annually in
                    accordance with Section 4(b).

Security  Deposit:  $9,825.67

Permitted  Use:     Outpatient  dialysis  center  and  related  office use.

Tenant's            1.24%,  which  is the percentage obtained by dividing (a)
Proportionate       the square feet of rentable area in the Premises by (b) the square feet of rentable area of office space in the Building, subject to adjustment.

Broker:             Realty  Management  Company

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:                            BRE/METROCENTER  LLC,  a Delaware limited
                                     liability  company

                                 By: BRE/Metro  Member  LLC,  a  Delaware
                                      limited  liability  company,  its  Manager


                                 By: /s/  Karen  Sprogis
                                 Name: KAREN  SPROGIS
                                 Title: Vice  President


TENANT:                          DCA OF CHEVY CHASE, LLC, a Maryland limited
                                      liability  company


                                 By: /s/  Stephen  W.  Everett
                                 Name: STEPHEN  W.  EVERETT
                                 Title: President

<BTB>



                                TABLE OF CONTENTS
                                                                              Page  No.

1.          DEFINITIONS  AND  BASIC  PROVISIONS . . . . . . . . . . . . . . . . . 1
2.          LEASE  GRANT . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
3.          TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
4.          RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

            (a)     Rent  and  Other  Charges. . . . . . . . . . . . . . . . . . .1
            (b)     Adjustment  of  Rent. . . . . . . . . . . . . . . . . . . . . 2

5.          DELINQUENT  PAYMENT;  HANDLING  CHARGES . . . . . . . . . . . . . . . 4
6.          SECURITY  DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . .4

            (a)     Good  Faith  Deposit. . . . . . . . . . . . . . . . . . . . . 4
            (b)     Security  Deposit. . . . . . . . . . . . . . . . . . . . . . .4

7.          LANDLORD'S  OBLIGATIONS. . . . . . . . . . . . . . . . . . . . . . . .5

            (a)     Services. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
            (b)     Excess  Utility  Use. . . . . . . . . . . . . . . . .  . . . .5
            (c)     Discontinuance. . . . . . . . . . . . . . . . . . . . . . . . 5
            (d)     Restoration  of  Services;  Abatement. . . . . . . . . . . . .6

    IMPROVEMENTS;  ALTERATIONS;  REPAIRS;  MAINTENANCE . . . . .  . . . .6

            (a)     Improvements;  Alterations. . . . . . . . . . . . . . . . . . 6
            (b)     Repairs;  Maintenance. . . . . . . . . . . . . . . . . . . . .6
            (c)     Performance  of  Work. . . . . . . . . . . . . . . . . . . . .6
            (d)     Mechanic's  Liens. . . . . . . . . . . . . . . . . . . . . . .6
            (e)     Indemnification. . . . . . . . . . . . . . . . . . . . . . . .7

9.          USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
            (a)     Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
            (b)     Compliance. . . . . . . . . . . . . . . . . . . . . . . . . . 7
            (c)     Environmental  Protection. . . . . . . . . . . . . . . . . . .8
            (d)     Indemnification. . . . . . . . . . . . . . . . . . . . . . . .8

10.          ASSIGNMENT  AND  SUBLETTING. . . . . . . . . . . . . . . . .  . . . .8
             (a)     Transfers;  Consent. . . . . . . . . . . . . . . . .  . . . .8
             (b)     Cancellation. . . . . . . . . . . . . . . . . . . . . . . . .9
             (c)     Additional  Compensation. . . . . . . . . . . . . . . . . . .9

11.          INSURANCE;  WAIVERS;  SUBROGATION;  INDEMNITY. . . . . . . . . . . . 9
             (a)     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . 9
             (b)     Waiver  of  Negligence  Claims;  No  Subrogation. . . . . . .9
             (c)     Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . 9
             (d)     Conduct  of  Business. . . . . . . . . . . . . . . . .  . . 10

12.          SUBORDINATION  ATTORNMENT;  NOTICE  TO  LANDLORD'S MORTGAGEE. . . . 10
             (a)     Subordination. . . . . . . . . . . . . . . . . . . . . . . .10
             (b)     Attornment. . . . . . . . . . . . . . . . . . . . . . . . . 10
             (c)     Notice  of  Default. . . . . . . . . . . . . . . . .  . . . 11
             (d)     New  Financing. . . . . . . . . . . . . . . . . . . . . . . 11
             (e)     Financial  Statements. . . . . . . . . . . . . . . . . . . .11
             (f)     Assignment  of  Rents. . . . . . . . . . . . . . . . . . . .11

13.          RULES  AND  REGULATIONS. . . . . . . . . . . . . . . . . . . . . . .11

14.          CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14


15.          FIRE  OR  OTHER  CASUALTY. . . . . . . . . . . . . . . . . . . . . . 12

            (a)     Damage  to  Premises. . . . . . . . . . . . . . . . .  . . . .12
            (b)     Substantial  Damage. . . . . . . . . . . . . . . . . . . . . .12
            (c)     Insurance  Proceeds. . . . . . . . . . . . . . . . . . . . . .12

16.          TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

17.          EVENTS  OF  DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . 13

18.          REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

19.          PAYMENT  BY  TENANT;  NON-WAIVER. . . . . . . . . . . . . . . . . . .14

            (a)     Payment  by  Tenant. . . . . . . . . . . . . . . . . . . . . .14
            (b)     No  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . 14

20.          LANDLORD'S  CURE  OF  DEFAULT  BY  TENANT  REIMBURSEMENT OF EXPENSES 14

21.          LANDLORD'S  LIEN. . . . . . . . . . . . . . . . . . . . . . . . . . .14

22.         SURRENDER  OF  PREMISES. . . . . . . . . . . . . . . . . . . . . . . .15

23.          HOLDING  OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

24.         CERTAIN  RIGHTS  RESERVED  BY  LANDLORD. . . . . . . . . . . . . . . .15

25.         SUBSTITUTION  SPACE. . . . . . . . . . . . . . . . . . . . . . . . . .16

26.         MANAGING  AGENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .17

27.         NO  WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

28.         WAIVER  OF  COUNTERCLAIM  AND  TRIAL  BY  JURY. . . . . . . . . . . . 17

29.         MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

            (a)     Landlord  Transfer. . . . . . . . . . . . . . . . . . . . . . 17
            (b)     Landlord's  Liability. . . . . . . . . . . . . . . . . . . . .17
            (c)     Parking. . . . . . . . . . . . . . . . . . . . . . . . . . . .18
            (d)     Force  Majeure. . . . . . . . . . . . . . . . . . . . . . . . 18
            (e)     Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . .18
            (f)     Estoppel  Certificates. . . . . . . . . . . . . . . . . . . . 18
            (g)     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . .18
            (h)     Separability. . . . . . . . . . . . . . . . . . . . . . . . . 18
            (i)     No  Representations  by  Landlord. . . . . . . . . . . . . . .18
            (j)     Landlord's  Approval. . . . . . . . . . . . . . . . . . . . . 18
            (k)     Authority. . . . . . . . . . . . . . . . . . . . . . . . . . .18
            (l)     Amendments;  and  Binding  Effect. . . . . . . . . . . . . . .19
            (m)     Quiet  Enjoyment. . . . . . . . . . . . . . . . . . . . . . . 19
            (n)     Joint  and  Several  Liability. . . . . . . . . . . . . . . . 19
            (o)     Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
            (p)     No  Merger. . . . . . . . . . . . . . . . . . . . . . . . . . 19
            (q)     No  Offer. . . . . . . . . . . . . . . . . . . . . . . . . . .19
            (r)     Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
            (s)     Entire  Agreement. . . . . . . . . . . . . . . . . . . . . . .19
            (t)     No  Partnership. . . . . . . . . . . . . . . . . . . . . . . .19
            (u)     Applicable  Law. . . . . . . . . . . . . . . . . . . . . . . .19

30.         SPECIAL  PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . .19

                                       ii


                              LIST OF DEFINED TERMS
                                                    Page  No.
                                                    ---------

          Act. . . . . . . . . . . . . . . . . . . . . .6
          ADA. . . . . . . . . . . . . . . . . . . . . .5
          AS-IS. . . . . . . . . . . . . . . . . . .  F-1
          Basic Cost . . . . . . . . . . . . . . . . . .2
          Basic Lease Information. . . . . . . . . . . .1
          Basic Monthly Rent . . . . . . . . . . . . . .1
          Building . . . . . . . . . . . . . . . . . . .i
          Collateral . . . . . . . . . . . . . . . . . 11
          Commencement Date. . . . . . . . . . . . . . .i
          Event of Default . . . . . . . . . . . . . . 10
          Financing Party. . . . . . . . . . . . . . . .9
          First Trust. . . . . . . . . . . . . . . . . .8
          Guarantor. . . . . . . . . . . . . . . . 1, J-1
          Initial Basic Cost . . . . . . . . . . . . . .3
          Initial Liability Insurance Amount. . . . . . 7
          Land . . . . . . . . . . . . . . . . . . . . .i
          Landlord . . . . . . . . . . . . . . . . 1, J-1
          Lease. . . . . . . . . . . . . . . . . . 1, C-1
          Loss . . . . . . . . . . . . . . . . . . 7, C-1
          Parking Garage . . . . . . . . . . . . . . . 14
          Rent . . . . . . . . . . . . . . .  . . . . . 2
          Substitution Effective Date. . . . . . . . . 12
          Substitution Notice. . . . . . . . . . . . . 12
          Substitution Space . . . . . . . . . . . . . 12
          Taking . . . . . . . . . . . . . . . . . . . .9
          Tenant . . . . . . . . . . . . . .  1, C-1, J-1
          Transfer . . . . . . . . . . . . . . . . . . .6
          UCC. . . . . . . . . . . . . . . . . . . . . 11
          WMATA. . . . . . . . . . . . . . . . . . . . .1

                                      LEASE

     THIS LEASE AGREEMENT (this "Lease") is entered into as of August ___, 2002, between BRE/Metrocenter LLC, a Delaware limited liability company ("Landlord"), and DCA OF Chevy Chase, LLC, a Maryland limited liability company ("Tenant").


1.   DEFINITIONS  AND  BASIC
     The definitions and basic provisions set forth in the Basic PROVISIONS Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes.

2.   LEASE  GRANT
     Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises in its as-is condition. Despite the foregoing, Landlord, at Landlord's sole cost and expense, shall demolish the interior of the Premises in accordance with demolition plans that are mutually acceptable to Landlord and Tenant. Landlord agrees to commence such demolition work within fourteen (14) days after the date the Lease is fully exected.

3.   TERM;  EXTENSION  TERM
     (a) If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next calendar month. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the Premises before the Commencement Date or if Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for any other reason, other than for Tenant's delay as specified herein, then (a) Tenant's obligation to pay Rent hereunder shall be waived until Landlord tenders possession of the Premises to Tenant, (b) the Term shall be extended by the time between the scheduled Commencement Date and the date on which Landlord tenders possession of the Premises to Tenant (which date will then be defined as the Commencement Date), (c) Landlord shall not be in default hereunder or be liable for damages therefor, and (d) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant; provided however, that if Landlord has not tendered possession of the Premises to Tenant one year after the Commencement Date, then Landlord may terminate this Lease by written notice to Tenant. In such event, Landlord shall refund any security deposit and advance rental payment theretofore paid by Tenant, and the parties shall thereupon be relieved of any and all liability hereunder. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy. Tenant shall execute and deliver to Landlord, concurrently with the delivery of the Premises, Exhibit C, confirming (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations with respect to the Premises. The first "lease year" during the term hereof shall be the period commencing on the Commencement Date and terminating on the last day of the twelfth (12th) full calendar month after the Commencement Date. Each subsequent "lease year" during the term hereof (including any extensions or renewals) shall commence on the date immediately following the last day of the preceding lease year, and shall continue for a period of twelve (12) full calendar months, except that the last lease year during the term hereof shall terminate on the date this Lease expires. In the event that the Lease Term has not commenced within three (3) years after the date specified as the Commencement Date in the Basic Lease Information, then this Lease shall automatically terminate at the expiration of such three (3) year period, whereupon the parties shall thereupon be relieved of any and all further liability hereunder.

     (b)  Provided  that  (i)  this Lease shall be in full force and effect, and
(ii) Tenant shall not then be in default, and (iii) Tenant shall then be occupying one hundred percent (100%) of the Premises, Tenant shall have the right, at Tenant's sole option, to extend the Lease for one (1) consecutive additional period of five (5) years (such additional period being herein referred to as an "extension term", if exercised, and included in the definition of the Term). The extension term shall be on the same terms, covenants and conditions as set forth herein with respect to the original term of this Lease, except that the minimum annual rent payable during the extension term shall be determined pursuant to Section 3(c) below. In the event Tenant shall wish to exercise the option to extend, it shall give written notice of such exercise to

Landlord, not less than three hundred sixty-five (365) days prior to the expiration of the then-current term. If Tenant shall fail to exercise such said option to extend, Landlord shall be relieved of any and all liability created by the grant of such option.

     (c) During the first lease year of the extension term, if exercised, minimum annual rent shall be computed as an amount equal to the greater of (a) the minimum annual rent payable during the last lease year of the immediately preceding term, or (b) the then-prevailing fair market rent for the Premises. Landlord and Tenant shall employ the procedure and the timetable described below for the purpose of computing the fair market rent for the Premises and the minimum annual rent properly payable during the first lease year of the extension term. In the event Landlord and Tenant are unable to agree upon the current fair market rent payable during the first lease year of the extension term within sixty (60) days of Landlord's receipt of Tenant's notice to extend, then the fair market rent for the first lease year of the extension term shall be determined by a board of three (3) disinterested real estate appraisers, one
(1) of whom shall be named by Landlord, one (1) by Tenant, and the two (2) so appointed shall select a third. Said appraisers shall each be practicing appraisers in Montgomery County, Maryland, specializing in the field of commercial real estate, having no less than ten (10) years experience in such field, recognized as ethical and reputable within their field, and certified as MAI or an equivalent professional certification. Landlord and Tenant agree to make their appointments promptly within ten (10) days after the expiration of the sixty (60) day period, or sooner if mutually agreed upon. Within fifteen
(15) days after both such appraisers have been appointed, the two (2) appraisers shall promptly select a third appraiser. Within fifteen (15) days after the third appraiser is selected, each appraiser shall submit his or her determination of said fair market rent for the first lease year of the extension term. Subject to the first sentence of Section 3(c) hereof, the minimum annual rent for the first lease year of the extension term shall be the average of the three (3) determinations; provided, however, that if two of the appraisers are within five percent (5%) of each other and the third appraiser is not within five percent (5%) of either of the other two appraisals, then the average of the two appraisals which are within five percent (5%) of each other shall be used. In arriving at their individual rate determinations, each appraiser shall consider and analyze all the components of the Lease and apply them to current market factors. Landlord and Tenant shall pay the fee of the appraiser selected by it and they shall equally share the payment of the fee of the third appraiser. Notwithstanding the foregoing, Landlord and Tenant may at any time after appointing the appraisers, agree upon the minimum annual rent payable during the first lease year of the extension term and such mutual agreement shall supersede the appraisers' determinations. Commencing on the first day of the second lease year of the extension term, and continuing on the first day of each lease year thereafter, the minimum annual rent then in effect shall be increased by multiplying the then minimum annual rent by one hundred three percent (103%).

4.   Rent
     (a)  Basic  Monthly  Rent.
          (i) Tenant covenants and agrees to pay to Landlord for the Premises, without previous notice or demand therefor, and without deduction, set-off or abatement, a minimum annual rent, subject to adjustment as provided in Paragraph 4(a)(iii) below, in the amount of One Hundred Seventeen Thousand Nine Hundred Eight and 00/100 Dollars ($117,908.00) payable in equal monthly installments, in advance, of Nine Thousand Eight Hundred Twenty-Five and 67/100 Dollars ($9,825.67) (hereinafter referred to as the "BASIC MONTHLY RENT"), on the first day of each and every calendar month during the term hereof, with the first such monthly installment to be paid at the time of execution of this Lease. Basic Monthly Rent for any partial month shall be prorated at the rate of one-thirtieth (1/30th) of the Basic Monthly Rent per day.

          (ii) The minimum annual rent for the first lease year as provided in Paragraph 4(a)(i) above is calculated on a basis of Twenty-Eight and 00/100 Dollars ($28.00) per square foot of rentable area in the Premises. Commencing on the first day of the Second lease year, and continuing on the first day of each lease year thereafter, minimum annual rent shall be increased by multiplying the then applicable minimum annual rent by 103%, as set forth below.


          (iii) Pursuant to Section 4(a)(ii) above, commencing on the first day of the second lease year, the minimum annual rent shall increase as follows:

                      Period          Minimum Annual Rent     Basic Monthly Rent

                   Lease Year 2           $121,445.24             $10,120.44

                   Lease Year 3           $125,088.59             $10,424.05

                   Lease Year 4           $128,841.24             $10,736.77

                   Lease Year 5           $132,706.47             $11,058.87

                   Lease Year 6           $136,687.66             $11,390.64

                   Lease Year 7           $140,788.28             $11,732.36

                   Lease Year 8           $145,011.92             $12,084.33

                   Lease Year 9           $149,362.27             $12,446.86

                  Lease Year 10           $153,843.13             $12,820.26

     (b) Ground Rent: Landlord pays minimum annual ground rent to the Washington Metropolitan Area Transit Authority "WMATA"WMATA) for the land underlying the Bethesda Metro Center development, which includes the office building, the hotel, the parking facility and the food court/retail arcade. WMATA is entitled to additional percentage rent equal to 7.5% of Gross Income (as defined in the land lease between WMATA and Landlord) in excess of $31,000,000 per annum, calculated on a calendar year basis for total annual ground rent. Accordingly, Tenant covenants and agrees to pay to Landlord as additional rent during the term of the Lease a sum (in addition to the Basic Monthly Rent and any other charges provided for herein) equal to Tenant's pro rata share of any increase in ground rent payments to WMATA allocable to Gross Income generated by the office building and food court/retail arcade over the amount paid by Landlord for the calendar year preceding the Commencement Date of this Lease. If in any calendar year there is no increase in the amount paid to WMATA over the amount paid for the calendar year preceding the Commencement Date, then Tenant shall not be entitled to any refund nor to any credit for future years. For purposes of this paragraph, Tenant's pro rata share shall be determined as a fraction, with the numerator being the rentable area of the Premises set forth in this Lease, as may be increased by additional space or expansion space leased by Tenant, and the denominator being the total rentable area in the office building and food court/retail arcade. Any increases in additional percentage rent shall be prorated for fractional portions of any calendar year during the term of the Lease. Tenant agrees to pay Landlord its share of the increases in additional percentage rent payments for each year during the term hereof within thirty (30) days after Tenant receives an invoice setting forth Tenant's pro rata share. Copies of payments made to WMATA shall be accepted by the Tenant as conclusive evidence of the amount of said additional percentage rent payments.

     (c) Operating Expenses. Tenant shall pay to Landlord, as additional rent, Tenant's pro rata share of any increase in the "Basic Cost" (as hereinafter defined) over the "Initial Basic Cost" (as hereinafter defined). "Basic Cost," as that term is used herein, shall consist of all operating expenses of the Building and shall consist of all expenditures to maintain all facilities in the operation of the Building and such additional facilities in subsequent years as may be determined by Landlord to be necessary. The term "operating expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items or specific costs billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including but not limited to, the following:
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
     (1) Wages and salaries of all employees engaged in on-site property management, and in operating and maintenance or security of the Building, including taxes, insurance and benefits relating thereto.

     (2) All supplies and materials used in operation and maintenance or security of the Building.

     (3) Cost of all utilities including surcharges for the Building, including the cost of water, sewer, power, heating, lighting, air conditioning and ventilating for the Building.

     (4) Cost of all maintenance and service agreements for the Building and the equipment therein, including but not limited to, security and energy management services, window cleaning, elevator maintenance and janitorial service.

     (5) Cost of all insurance relating to the Building, including the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith.

     (6) Cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties).

     (7) Property management costs, including a management fee for the manager of the Building.

     (8) The costs of any additional services not provided to the Building at the lease commencement date but thereafter provided by Landlord in the prudent management of the Building.

     (9) The cost of any capital improvements or alterations made to the Building after the lease commencement date that reduce other operating expenses or are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of twelve percent (12%) per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing said capital improvements.

     (10) Real Estate taxes and special assessments levied or assessed on the land and on the building improvements of which the demised premises is a part.

          The "Initial Basic Cost" is stipulated to be the actual operating expenses incurred for the Building during the calendar year in which the Commencement Date occurs, per square foot of rentable area of the Building. In the event that the actual Basic Cost for any lease year during the term of this Lease exceeds the Initial Basic Cost set out above, Tenant shall pay its proportionate share of the year's increases in the Basic Cost for such year over the Initial Basic Cost. Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any calendar year, an adjustment shall be made in computing the Basic Cost for such year so that the Basic Cost shall be computed for such year as though the Building had been ninety-five (95%) percent occupied during such year. In the event that specific tenants are billed directly for certain charges normally covered under operating expenses, Tenant's pro rata share will be appropriately adjusted.


     (d)  Additional  Rent  Estimates  and  Adjustments.

          (i) In order to provide for current monthly payments of additional rent, from time to time Landlord shall submit to Tenant a written statement of Landlord's estimate of the amount of the increases described in Sections 4(b) and 4(c) above, together with the amount of Tenant's additional rent which is estimated to result from such increases. Tenant shall pay each month one-twelfth (1/12th) of Tenant's pro rata share of Landlord's estimate of the increase in such year of (A) Basic Cost over the Initial
     Basic Cost, and (B) amounts payable by Tenant under Section 4(b) above. Landlord may revise its estimate of such amounts at any time during a calendar year by written notice to Tenant, setting forth such revised estimate and Tenant's pro rata share of the estimated increase. In such event, all monthly payments made by Tenant after such notice shall be in an amount calculated on the basis of such revised estimate. Tenant shall, in all cases, continue to make monthly payments of such amounts based on the last estimate received from Landlord until it receives a revised or updated estimate.

          (ii) If payment of additional rent begins on a date other than January 1st under this Lease, in order to provide for current payments of additional rent through December 31st of that partial calendar year, landlord shall submit to tenant a statement of Landlord's estimate of Tenant's additional rent for that partial year, stated in monthly increments, resulting from the charges described in Sections 4(b) and 4(c) above. Tenant shall make the monthly incremental payments of estimated additional rent together with its installments of Basic Monthly Rent.

          (iii) After the end of each calendar year, Landlord will as soon as reasonably practicable submit to Tenant a statement of the actual increases incurred under Sections 4(b) and 4(c) above. If the estimated amounts paid by Tenant during the previous year were less than the actual amounts that were payable by Tenant under Sections 4(b) and 4(c) above for such year, Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, the full amount of the underpayment. If the estimated amounts paid by Tenant during the previous year exceeded the actual amounts that were payable by Tenant under Sections 4(b) and 4(c) above for such year, the excess shall be credited toward payment of the next installment of Basic Monthly Rent to be paid by Tenant after Tenant receives said statement from Landlord. If the amount paid by Tenant during the last calendar year of the Term exceeds the amounts payable by Tenant under Sections 4(b) and 4(c) above for such year, Landlord shall pay Tenant the excess amount within thirty (30) days after Landlord's submission to Tenant of the aforesaid statement for such calendar year.

     (e) Additional Rent. Tenant shall pay as additional rent and without notice, abatement, deduction or set-off, all sums, costs and expenses which Tenant, in any of the provisions of this Lease, or through a separate agreement relating to the Premises, assumes or agrees to pay, including but not limited to tenant work, and in the event of any non-payment thereof, the Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided herein or by law in the case of non-payment of the Basic Monthly Rent. All payments due to Landlord, including the Basic Monthly Rent, additional rent, increases in ground rent payments, utilities and all other rent, reimbursements and charges (collectively referred to herein as "RENTRENT") due under the terms of this Lease, shall be made at the offices of Realty Management Company, or such other address of which Tenant is given written notice by Landlord. Rent checks are to be made payable to BRE/Metrocenter LLC, or such other person, firm, or corporation as the Landlord may hereafter designate in writing. All payments due to Landlord not paid within ten (10) days of the date such payment is due (the "Grace Period") shall bear interest as provided under Section 5 herein. In the event that (i) Tenant fails to pay any amount that is due to Landlord under this Lease on the date it is due, and (ii) Tenant pays such overdue amount prior to the expiration of the Grace Period for payment of such amount, then Tenant shall not be deemed in default under this Lease in connection with such late payment.

5.  DELINQUENT  PAYMENT;
     Tenant and Landlord acknowledge and agreethat they have HANDLING CHARGES entered into this Lease for commercial purposes. All payments required of Tenant hereunder shall bear interest from the date due until paid at the lesser of 15% per annum or the maximum lawful rate. In addition, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest. Despite the foregoing, Landlord shall waive such interest and late charge on the first (1st) occasion during any twelve (12) month period in which Tenant does not timely pay Rent, provided that Tenant pays such installment of Rent to Landlord within five (5) days after the date Tenant receives notice that such amount is past due.

6.  SECURITY  DEPOSIT
     (a) Good Faith Deposit. Tenant, concurrently with the execution of this Lease, has deposited with Landlord a Good Faith Deposit in the amount of Nine Thousand Eight Hundred Twenty-Five and 67/100 Dollars ($9,825.67), to be held by the Landlord without interest, and which shall be applied to the first payment of Basic Monthly Rent hereunder. Should Tenant fail, for any reason, to enter into occupancy of the Premises when possession of same have been tendered by the Landlord, the Good Faith Deposit shall be forfeited by Tenant. Such forfeiting by Tenant of the Good Faith Deposit shall not be deemed to be liquidated damages, nor limit Tenant's liability hereunder.

     (b) Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord, in immediately available funds, the Security Deposit, which shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation which Tenant was obligated, but failed, within the applicable notice and cure period, to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Within a reasonable time after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

7.  LANDLORD'S  OBLIGATIONS
     (a) Services. Provided no Event of Default exists, Landlord shall use all reasonable efforts to furnish to Tenant (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning as appropriate, on Monday through Saturday, from 5:30 a.m. to 5:30 p.m. (the "Tenant's Business Hours") and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard;
(iii) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours and on holidays; (iv) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant; and (v) electrical current during Tenant's Business Hours other than for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant desires any of the services specified in this Section at any time other than times herein designated, such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor. As of the date of this Lease, Landlord's current charge for after hours heating and cooling, which charge is subject to increase in the future, is equal to the sum of: (i) Thirty Five Dollars ($35.00) per hour, (ii) fifty cents per hour for each heat pump, and (iii) a programming charge of One Hundred Twenty and 00/100 Dollars ($120.00).

     (b) Excess Utility Use. Landlord shall use reasonable efforts to furnish electrical current for computers, electronic data processing equipment, special lighting, equipment that requires more than 110 volts, through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (i) a survey of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected and paid for by Landlord; or (ii) a separate meter in the Premises installed, maintained, and read by Landlord. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord, which approval shall not be unreasonably withheld. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

     (c) Discontinuance. Landlord's obligation to furnish services as provided in this Lease shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than thirty (30) days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

     (d) Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more than seven (7) consecutive days because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefor, be entitled to a reasonable abatement of Rent for each consecutive day (after such 7-day period) that Tenant is so prevented from making reasonable use of the Premises, unless the failure to furnish such services and utilities is caused by Tenant's acts or omissions. In the event that such services and utilities are unavailable, Landlord shall use commercially reasonable efforts to restore such services and utilities.

     (e) Janitorial. Tenant, at Tenant's sole cost and expense, shall provide char and janitorial service to the Premises such that the Premises are maintained in a clean and neat manner at all times.

8.  IMPROVEMENTS;
     (a) Improvements; Alterations. Improvements to the ALTERATIONS; REPAIRS Premises shall be installed at the expense of Tenant only in accordance with MAINTENANCE plans and specifications which have been previously submitted to and approved in writing by Landlord, which consent shall not be unreasonably withheld. After the initial Tenant improvements are made, no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. All alterations, additions, or improvements (whether temporary or permanent in character, and including without limitation all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises without compensation to Tenant. Approval by Landlord of any of Tenant's drawings and plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Notwithstanding anything in this Lease to the contrary, Tenant shall be responsible for the cost of all work required to comply with the retrofit requirements of the Americans with Disabilities Act of 1990, and all rules, regulations, and guidelines promulgated thereunder, as the same may be amended from time to time, necessitated by any installations, additions, or alterations made in or to the Premises at the request of or by Tenant or by Tenant's use of the Premises regardless of whether such cost is incurred in connection with the initial buildout, if any, required in the Premises or in other areas of the Building.

     (b) Repairs; Maintenance. Tenant shall maintain the Premises in a clean, safe, operable, attractive condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant or Tenant's employees, agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen
(15) days after the occurrence of such damage, then Landlord may, upon five (5) days prior written notice to Tenant (except in the event of an emergency, in which event no notice shall be required), make the same at Tenant's cost. In lieu of having Tenant repair any such damage outside of the Premises, Landlord may repair such damage at Tenant's cost. The reasonable cost of any repair or replacement work performed by Landlord under this Section shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

     (c) Performance of Work. All work described in this Section shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, and to procure payment and performance bonds reasonably satisfactory to Landlord covering the cost of the work. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the primary structure or structural qualities of the Building, or plumbing, electrical lines, or other utility transmission facility. All such work which may affect the structure, the HVAC, electrical system, mechanical system, life-safety system or plumbing system must be approved by the Building's engineer of record.

     (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

     (e) Indemnification. Tenant shall defend, indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages, including reasonable attorneys' fees, for injury to person or property which may or might arise, indirectly or directly, by reason of the making of any alteration, addition or improvement. If any alteration, addition or improvement is effected without the prior consent of Landlord, Landlord may remove or correct the same and Tenant shall be liable for any and all expenses of this work. All rights given to Landlord herein, shall be in addition to any other right or remedy of Landlord contained in this Lease. The provisions of this Section shall survive for three (3) years from the expiration or earlier termination of this Lease.

9.  USE
     (a) Use. Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all laws, orders, codes, rules, and regulations relating to the use, condition, and occupancy of the Premises. Landlord represents and warrants to Tenant that the zoning for the Premises permits the Premises to be used for the Permitted Use. The Premises shall not be used for any use which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building or its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand. Tenant shall conduct its business and control its agents, employees, contractors and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building.

     (b) Compliance. Tenant shall, at Tenant's sole expense, (i) comply with all laws, orders, ordinances, and regulations of federal, state, county, and municipal authorities having jurisdiction over the Premises, (ii) comply with any directive, order of citation made pursuant to law by any public officer requiring abatement of any nuisance or which imposes upon Landlord or Tenant any duty or obligation arising from Tenant's occupancy or use of the Premises or from conditions which have been created by or at the request or insistence of Tenant, or required by reason of a breach of any of Tenant's obligations hereunder or by or through other fault of Tenant; (iii) comply with all insurance requirements applicable to the Premises; and (iv) cause the Premises to comply with the Americans With Disabilities Act of 1990, 42 U.S.C. 12101 et seq., as amended from time to time (the "ADA") and all rules and regulations promulgated to further the purpose of the ADA. If Tenant receives notice of any such directive, order, citation or of any violation of any law, order, ordinance, regulation or any insurance requirement, Tenant shall promptly notify Landlord in writing of such alleged violation and furnish Landlord with a copy of such notice. In furtherance of the foregoing, and provided Tenant shall first have obtained Landlord's prior written consent in accordance with the provisions of Section 8 of the Lease (which Tenant agrees to promptly request), Tenant shall, at Tenant's sole cost and expense, make such changes, alterations, renovations or modifications to the Premises in accordance with the provisions of Section 8 of the Lease (except for structural repairs) which are necessitated or required by any such law, ordinance, rule, regulation, directive or insurance requirement.

          (i) Legal. Tenant shall not use or permit the Premises or any part thereof to be used in violation of any present or future applicable law, regulation or ordinance, or of the certificate of occupancy issued for the Building or the Premises, and shall immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be in violation of law or said certificate of occupancy. Tenant will not use or permit the Premises to be used for any purposes that interfere with the use and enjoyment of the Building by Landlord or the other tenants, or which violate the requirements of any insurance company insuring the Building or its contents, or which, in Landlord's sole discretion, impair the reputation of the Building. Landlord acknowledges that the Permitted Use of the Premises is not an impairment to the Building or an interference with the use and enjoyment of the Building by other tenants of the Building. Tenant shall refrain from and discontinue such use immediately upon receipt of written notice from Landlord.

          (ii) Fire and Safety. Tenant shall not do, or permit anything to be done in the Premises, or bring or keep anything therein, which will in any way increase the rate of fire insurance on the Building, or invalidate or conflict with fire insurance policies on the Building, fixtures or on property kept therein. Tenant agrees that any increases of fire insurance premiums on the Building or content caused by the occupancy of Tenant and any expense or cost incurred in consequence of negligence or the willful action of Tenant, Tenant's employees, agents, servants, invitees, or licensees shall be deemed additional rent and paid as accrued.

     (c) Environmental Protection. Tenant and Tenant's employees, contractors and agents shall not dispose of or generate, manufacture, store, treat or use any oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance including, without limitation, asbestos (hereinafter collectively referred to as "hazardous waste"), as those terms are used in the Comprehensive Environmental Response. Compensation, and Liability Act of 1980, or in any other federal, state or local law governing hazardous substances (hereinafter collectively referred to as the "Act"), as such laws may be amended from time to time at, upon, under or within the Premises or the Building or the land on which it is built, or into the plumbing or sewer or water system servicing the Premises or the Building, nor shall Tenant, its employees, contractors or agents cause or permit the discharge, spillage, uncontrolled loss, seepage or filtration of any hazardous waste at, upon, under or within the Premises or the Building or the Land or into the plumbing or sewer or water system servicing the same. Tenant shall comply in all respects with the requirements of the Act and related regulations, and shall notify Landlord immediately in the event of its discovery of any hazardous waste at, upon, under or within the Premises or the Building or the Land, or of any notice by a governmental authority or private party alleging that a disposal of hazardous waste on or near the Premises may have occurred. Tenant further agrees to provide Landlord full and complete access to any documents or information in Tenant's possession or control relevant to the question of the generation, treatment, storage or disposal of hazardous waste on or near the Premises.

     (d) Indemnification. Tenant shall indemnify Landlord against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, including, without limitation, remediation and clean-up costs, reasonable attorneys' fees, arising out of any violation of or default in the covenants of this Section. The provisions of subsection (b) of this Section shall survive for three (3) years from the expiration or earlier termination of this Lease. The provisions of subsection (c) [and Tenant's indemnification obligations with respect to the provisions of subsection (c)] of this Section shall survive the expiration or earlier termination of this Lease.

10.  ASSIGNMENT AND SUBLETTING
     (a) Transfers; Consent. Subject to the provisions of Section 10(b) below, Tenant shall not, without the prior written consent of Landlord (which Landlord may grant or deny in its sole discretion), (i) advertise that any portion of the Premises is available for lease, (ii) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (iii) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (iv) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (v) sublet any portion of the Premises, (vi) grant any license, concession, or other right of occupancy of any portion of the Premises, or (vii) permit the use of the Premises by any parties other than Tenant (any of the events listed as items (i) through (vii) above being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other reasonable expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the Rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Basic Monthly Rent. Tenant authorizes its transferees to make payments of Rent directly to Landlord upon receipt of notice from Landlord to do so.

     (b) Corporate Transfer. Notwithstanding anything to the contrary contained herein, Tenant may assign its entire interest under this Lease to a wholly owned corporation or entity or controlled subsidiary or parent of the Tenant or to any successor to Tenant or Guarantor by purchase, merger, consolidation or reorganization (hereinafter collectively referred to as "Corporate Transfer") without the consent of Landlord, provided (i) Tenant is not in default under this Lease; (ii) if such proposed transferee is a successor to Tenant by purchase, said proposed transferee shall acquire all or substantially all of the stock or assets of Tenant's or Guarantor's business or, if such proposed transferee is a successor to Tenant or Guarantor by merger, consolidation or reorganization, the continuing or surviving corporation shall own all or substantially all of the assets of Tenant or Guarantor; (iii) such proposed transferee shall have a net worth which is equal to or greater than Tenant's net worth as of the date of the Corporate Transfer; and (iv) such proposed transferee assumes all the obligations of Tenant hereunder. Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of such Corporate Transfer. As used herein, the term "controlled subsidiary" shall mean a corporate entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting stock is owned by Tenant. Notwithstanding anything in this Lease to the contrary, (x) any assignment or subletting shall (i) be on a form reasonably acceptable to Landlord and (ii) shall be subject to the terms of this Lease, and (y) Tenant shall pay to Landlord a reasonable fee for processing any sublease or assignment.

     (c) Cancellation. Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. The provisions of this Section 10(c) shall not be applicable to any transaction that is governed by the provisions of Section 10(b) above.

     (d) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, all compensation received by Tenant for a Transfer that exceeds the Basic Monthly Rent and Tenant's share of electrical costs and excess utility costs pursuant to Section 7 herein allocable to the portion of the Premises covered thereby.

11.  INSURANCE;  WAIVERS;

     (a) Insurance. Tenant shall at its expense procure and SUBROGATION; INDEMNITY maintain throughout the Term the following insurance policies: (i) comprehensive general liability insurance in amounts of not less than a combined single limit of $3,000,000 (the "Initial Liability Insurance Amount") insuring Tenant, Landlord, Managing Agent, and any holder of a First Trust (as hereinafter defined) against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) insurance covering the replacement cost of all leasehold improvements and Tenant's property and improvements in the Premises, (iv) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, and (v) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall, in good faith, use its best efforts to obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

     (b) Indemnity by Tenant. Excluding any wanton or wilful act or gross negligence by Landlord or its agents and employees, Tenant shall indemnify Landlord, Landlord's Managing Agent, and their respective agents and employees and save them harmless from and against any and all claims, actions, damages, liabili-ties and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, invitees or licensees. In the event that Landlord, Landlord's Managing Agent, or their respective agents or employees shall, without fault on its or their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold the same harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid in connection with such litigation.

     (c) Indemnity by Landlord. Excluding any wanton or wilful act or gross negligence by Tenant, or its agents and employees, Landlord shall indemnify Tenant, its agents, employees and invitees and save them harmless from and against any and all claims, actions, damages, liabilities and expenses in connection with loss of life, personal injury and/or damage to property occasioned wholly or in part by any act or omission of the Landlord, its agents, employees, contractors, invitees or licensees. In the event that Tenant, its agents or employees shall, without fault on its or their part, be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold the same harmless and shall pay all costs, expenses, and reasonable attorneys' fees incurred or paid in connection with such litigation.


     (d) Waiver of Subrogation. Landlord and Tenant mutually covenant and agree that each party, in connection with any all-risk property insurance policies required to be furnished in accordance with the terms and conditions of this Lease, or in connection with any all-risk property insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord (and any mortgagee requested by Landlord) or Tenant as the same may be applicable, which right to the extent not prohibited or violative of any such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right of recovery against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property for which either party is required by this Lease to carry insurance.

          (e) Conduct of Business. The Landlord and its Managing Agent assume no liability or responsibility whatever with respect to the conduct and operation of the Tenant's business to be conducted in the Premises, nor with respect to the conduct and operation of any other use of the Premises which the Landlord may by prior written consent permit.

12.  SUBORDINATION ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE

     (a) Subordination. This Lease shall be subject and subordinate to any first mortgage or first deed of trust (each such mortgage or deed of trust shall hereinafter be referred to as the "First Trust") which may now or hereafter affect such leases or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. Provided that the beneficiary of the First Trust grants its written consent to any additional subordination of this Lease, this Lease shall be subject and subordinate to all ground or underlying leases and to all other mortgages and/or other deeds of trust which may now or hereafter affect such leases or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. Subject to obtaining the written consent of the beneficiary of the First Trust with respect to subordinating this Lease to the lien of any mortgage, deed of trust or ground lease other than the First Trust, the foregoing subordination provisions shall be self-operative and no further instrument of subordination shall be required. In either of the foregoing situations, this Lease shall not have priority to (i) the prior right, claim and lien of such mortgages in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Premises, and to the right of disposition thereof in accordance with the provisions of the said mortgages,
(ii) the prior right, claim and lien of such mortgages in, to and upon any proceeds payable to Landlord under all policies of fire and rent insurance upon the Premises and to the right of disposition thereof in accordance with the terms of the said mortgages, and (iii) any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the mortgages and the execution of this Lease, or any lien or judgment which may arise any time under the terms of this Lease. Tenant agrees to execute and deliver, within five (5) days after Landlord's written request, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any ground lessor, mortgagee or proposed mortgagee; and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments. Tenant agrees that, at the option of the holder of any mortgage or of the trustee under any deed of trust, this Lease may be made superior to said mortgage or first deed of trust by the insertion therein of a declaration that this Lease is superior thereto, with such exceptions as to proceeds of insurance and takings or other matters as such holder or trustee may specify.

     (b) Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any deed of trust to secure debt given by Landlord and covering the Premises, the party secured by any such deed of trust shall have the right to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale. If such party elects to recognize this Lease, then (x) Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the owner and landlord under this Lease, and (y) such party, as landlord: (i) shall recognize Tenant's rights to continue to occupy the Premises and exercise and enjoy all of its rights hereunder, and so long as Tenant complies with the terms and provisions of this Lease; (ii) shall not be bound by payments of Rent more than one (1) month in advance of their due date; (iii) shall have no obligation for the return of any security deposit not actually received by such party; (iv) shall not be bound by any amendment or modification to the Lease to which such party has not consented in writing; (v) shall not be subject to any claim, defense or set off which could be asserted against any predecessor Landlord; and
(vi)  shall  have  no  liability  for  any  default by any predecessor Landlord.

     (c) Notice of Default. Tenant agrees to give any mortgagee(s) and/or trust deed holder(s), by certified or registered mail, postage prepaid, return receipt requested, a copy of any notice of any failure by Landlord to fulfill any of its obligations under this Lease, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holder(s). Tenant further agrees that the mortgagee(s) and/or trust deed holder(s) shall have such time as may be necessary to cure such failure as long as any mortgagee(s) and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such failure (including, but not limited to, time to take possession and/or commence foreclosure proceedings, if necessary, to effect such cure). Notwithstanding anything herein to the contrary, so long as any mortgagee(s) and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such failure (including, but not limited to, taking possession and/or commencing foreclosure proceedings, if necessary, to effect such cure), Tenant shall have no right to terminate this Lease as a result of any such failure by Landlord.

     (d) New Financing. In the event that any trust or mortgage lender providing financing in connection with the Building requires, as a condition of such financing, that modifications to this Lease be obtained, and provided that such modifications (i) are reasonable, (ii) do not adversely affect Tenant's use of the Premises as herein permitted, and (iii) do not increase the Rent and other sums required to be paid by Tenant hereunder, then Landlord may submit to Tenant a written amendment to this Lease incorporating such required modifications, and, in the event Tenant does not execute and return to Landlord such written amendment within seven (7) days after the same has been submitted to Tenant, then Landlord shall thereafter have the right, at its sole option, to cancel this Lease. Such option shall be exercisable by Landlord giving Tenant written notice of cancellation, immediately whereupon this Lease shall be canceled and terminate, and any money or security therefor deposited by Tenant with Landlord shall be returned to Tenant, subject to the provisions of Section 6 of this Lease, and both Landlord and Tenant shall thereupon be relieved from any and all further liability or obligation hereunder.

     (e) Financial Statements. Tenant agrees, from time to time [but in no event more than two (2) times per calendar year], upon not less than fifteen (15) days prior written notice by Landlord, to deliver to Landlord such financial statements as Landlord may reasonably request.

     (f) Assignment of Rents. If, at any time and from time to time, Landlord assigns this Lease or the Rent payable hereunder to the holder of any mortgage or deed of trust on the Premises or the Building, or to any other party for the purpose of securing financing (the holder of any such mortgage and any other such financing party are referred to herein as the "Financing Party"), whether such assignment is conditional in nature or otherwise, the following provisions shall apply:

          (i) such assignment to the Financing Party shall not be deemed an assumption by the Financing Party of any obligations of Landlord hereunder unless such Financing Party shall, by written notice to Tenant, specifically otherwise elect.

          (ii) except as provided in (i) above, the Financing Party shall be treated as having assumed Landlord's obligations hereunder [subject to Sections 12(b) and 29(b) of this Lease] only upon foreclosure of its mortgage or deed of trust (or voluntary conveyance by deed in lieu thereof) and the taking of possession of the Premises from and after foreclosure.

               Tenant hereby agrees to enter into such agreements or instruments as may, from time to time, be reasonably requested in confirmation of the foregoing.

13.  RULES  AND  REGULATIONS
     Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, Tenant shall be responsible for the compliance with such rules and regulations and all amendments thereto by its employees, agents, and invitees.

14.  CONDEMNATION
     Condemnation. In the event the whole or a substantial part of the Premises or the Building shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to said authority to prevent such taking (collectively referred to herein as a "taking"), Landlord shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority, and Rent shall be apportioned as of that date. For purposes of this Section, a substantial part of the Premises or the Building shall be considered to have been taken if, in Landlord's sole opinion, the taking shall render it commercially undesirable for Landlord to permit this Lease to continue or to continue operating the Building. Tenant shall not assert any claim against Landlord or the taking authority for any compensation arising out of or related to such taking. In the event of any taking, Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant and Tenant hereby assigns to Landlord all of Tenant's rights, title and interest in and to any such award. If Landlord does not elect to terminate this Lease, the Rent payable by Tenant pursuant to
Section 4 shall be adjusted (based on the ratio that the number of square feet of rentable area taken from the Premises bears to the number of rentable square feet in the Premises immediately prior to such taking) as of the date possession is required to be surrendered to said authority. Nothing contained in this Section shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant, as long as such award is made in addition to and separately stated from any award made to Landlord for the Premises and the Building. Landlord shall have no obligation to contest any taking.

15.  FIRE OR OTHER CASUALTY
     (a) Damage to Premises. If the Premises shall be damaged by fire or other casualty, then, except as otherwise provided in subsections (b), (c) and (d) hereof, Landlord, at Landlord's expense, shall promptly restore the Premises, and Tenant, at Tenant's sole expense, shall promptly restore all leasehold improvements installed in the Premises by Tenant or at Tenant's request and its own furniture, furnishings, trade fixtures and equipment. Landlord shall not be liable for any delay which may arise by reason of adjustment of insurance on the part of Landlord, or on account of labor problems, or any other cause beyond Landlord's reasonable control, or for any inconvenience, interruption or injury to the business of Tenant resulting from such damage, or in any delay in repairing such damage. If the damage or destruction is such as to make the Premises or any substantial part thereof untenantable (in Landlord's reasonable business judgment), and provided that such damage or destruction is not due in whole or part to the act or omission of Tenant or Tenant's agents, employees or invitees, the Basic Monthly Rent shall abate proportionately (based on proportion of the number of square feet rendered untenantable to the total number of square feet of the Premises), from the date of the damage or destruction until the date the Premises has been restored by Landlord.

     (b) Substantial Damage. If the Premises are substantially damaged or are rendered substantially untenantable by fire or other casualty, or if Landlord's architect certifies that the Premises cannot be repaired within one hundred twenty (120) working days of normal working hours, said period commencing with the start of the dates of the damage, or if Landlord shall decide not to restore or repair the same, or if more than fifty percent (50%) of the gross leasable area of the Building is rendered untenantable (even if the Premises is undamaged) or if Landlord shall decide to demolish the Building or not to rebuild it, then Landlord may, within ninety (90) days after such fire or other casualty, terminate this Lease by giving Tenant a notice in writing of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. Upon the termination of this Lease under the conditions hereinbefore provided, Tenant's liability for Rent, to the extent not abated under subsection (a) above, shall cease as of the date of such termination.

     (c) Insurance Proceeds. The proceeds payable under all casualty insurance policies maintained by Landlord on the Premises shall belong to and be the property of Landlord, and Tenant shall not have any interest in such proceeds. Tenant agrees to look to Tenant's casualty insurance policies for the restoration and replacement of all of the improvements installed in the Premises by Tenant or at Tenant's request and Tenant's fixtures, equipment and furnishings in the Premises, and in the event of termination of this Lease, for any reason, following any such damage or destruction, Tenant shall promptly assign to Landlord or otherwise pay to Landlord, upon Landlord's request, the proceeds of said insurance (excepting only the proceeds payable with respect to Tenant's trade fixtures, equipment, and furnishings). Notwithstanding anything to the contrary in this Section or in any other provision of this Lease, any obligation (under this Lease or otherwise) of Landlord to restore all or any portion of the Premises shall be subject to Landlord's receipt of approval of the same by the mortgagee(s) of Landlord (and any other approvals required by applicable laws), as well as receipt from any such mortgagee(s) of such fire and other hazard insurance policy proceeds as may have been assigned to any such mortgagee; it being agreed that if Landlord has not received such approval(s) and proceeds within one hundred and eighty (180) days after any such casualty, then Landlord shall have the option to terminate this Lease, at any time thereafter, upon notice to Tenant.

     (d) Tenant's Right of Termination. In the event the Premises is damaged by fire or other casualty, such damage is not caused by Tenant or by its employees, contractors or agents and such damage is not repaired within two hundred seventy
(270) days after the date of the damage, then Tenant shall have the right, exercisable upon written notice to Landlord within ten (10) days after the expiration of such two hundred seventy (270) day period, to terminate this Lease. In the event that Tenant timely delivers such notice of termination to Landlord, then, unless Landlord, within thirty (30) days after its receipt of such termination notice, delivers the Premises to Tenant in substantially the same condition (excluding Tenant's fixtures, equipment and furnishings) that existed immediately prior to such damage, then this Lease shall terminate and the parties shall be relieved of all further liability hereunder. In the event Tenant fails to timely exercise such termination right, Tenant shall be deemed to have irrevocably waived its right to terminate this Lease on account of such damage.

16.  TAXES
     Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

17.  EVENTS  OF DEFAULT
Each of the following occurrences shall constitute  an  "Event  of  Default":

     (a) Tenant's failure to pay Rent, or any other sums due from Tenant to Landlord under the Lease (or any other lease executed by Tenant for space in the Building), when due;

     (b) Tenant's failure to perform, comply with, or observe in any material respect any other agreement or obligation of Tenant under this Lease (or any other lease executed by Tenant for space in the Building or for which Tenant is a guarantor);

     (c) the filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section, any guarantor of the Tenant's obligations hereunder) (i) in any bankruptcy or other insolvency proceeding; (ii) seeking any relief under any state or federal debtor relief law; (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (vi) for the reorganization or modification of Tenant's capital structure;

     (d)  Tenant  shall  desert  or  vacate  any  portion  of  the Premises; and

     (e) the admission by Tenant that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

18.  REMEDIES
     Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

     (a) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (i) all Rent accrued hereunder through the date of termination, (ii) all amounts due under this Lease, and (iii) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted; or

     (b) Terminate Tenant's right to possession of the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (i) all Rent and other amounts accrued hereunder to the date of termination of possession,
          (ii) all amounts due from time to time under this Lease, and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect Rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section. If Landlord elects to proceed under this Section, it may at any time elect to terminate this Lease under subsection (a) above.

          In the event of the employment of an attorney by the Landlord or its Managing Agent, because of the material violation by Tenant of any term or provision of the Lease, including non-payment of Rent as due, Tenant shall pay, and agrees to pay, reasonable attorneys' fees, litigation costs and all other costs incurred therein by Landlord.

     (c) All rights and remedies of Landlord herein enumerated shall be cumulative. In the event of any material breach by Tenant of any of the covenants or provisions of this Lease, then regardless of whether the Term of this Lease has commenced, this Lease has been terminated, or Landlord has recovered possession of the Premises, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, and mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy at law or in equity.

19.  PAYMENT  BY  TENANT;  NON  WAIVER
     (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (i) obtaining possession of the Premises, (ii) removing and storing Tenant's or any other occupant's property, (iii) repairing, restoring, or otherwise putting the Premises back into the condition that existed as of the date of this Lease, (iv) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (v) performing Tenant's obligations which Tenant failed to perform, and (vi) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default.

     (b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by

Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term.

20.  LANDLORD'S CURE OF DEFAULT BY TENEANT REIMBURSEMENT OF EXPENSES
     If the Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant and such default continues after the expiration of any applicable notice and cure period, then the Landlord may, but shall not be required to, make such payment or do such act, and if the Landlord shall incur any charge or expense on behalf of Tenant under the terms of this Lease, the amount of expense thereof, if made or done by the Landlord, shall be paid by Tenant to Landlord, and shall constitute additional rent hereunder, due and payable with the monthly installment of Rent next due and payable after Landlord sends a written invoice therefor; provided, however, that the making of such payment or the doing of such act by the Landlord shall not operate to cure such default by Tenant, or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.


21.  LANDLORD'S  LIEN
     In addition to the statutory landlord's lien, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all equipment, fixtures, furniture, improvements, and other personal property of Tenant now or hereafter situated on the Premises, and all proceeds therefrom (the "Collateral"), and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the "UCC"). In connection with any public or private sale under the UCC, Landlord shall give Tenant five-days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section, which power is coupled with an interest and shall be irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral.

22.  SURRENDER  OF PREMISES
     No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (and condemnation and fire or other casualty damage not caused by Tenant, as to which Section 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring (including, without limitation, computer and telephone cabling and wiring) installed by or on behalf of Tenant, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord, at Tenant's sole cost, without notice to Tenant and without any obligation to account for such items. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

23.  HOLDING OVER
     If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Rent equal to the greater of (a) 150% of the daily Rent payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space. Tenant shall hold Landlord harmless from all loss and damages, direct and consequential, which Landlord may suffer in the loss of a prospective tenant of the Premises and in defense of claims by other parties against Landlord arising out of the holding over by Tenant, including, without limitation, attorneys' fees which may be incurred by Landlord in defense of such claims. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

24.  CERTAIN  RIGHTS RESERVED BY LANDLORD
     Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

     (a) to decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; for such purposes, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

     (b) to take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants, including without limitation searching all persons entering or leaving the Building; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Saturdays, Sundays, and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example, but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building;

     (c) to change the address of the Building and/or the name by which the Building is designated; and

     (d) to enter the Premises at all reasonable hours to show the Premises to prospective purchasers, lenders, or tenants.

25.  SUBSTITUTION  SPACE
     (a) From time to time during the Term, Landlord may substitute for the Premises other space that has an area at least equal to that of the Premises and is located in the Building or in any other comparable building managed by Landlord or an affiliate of Landlord (the "Substitution Space").

     (b) If Landlord exercises such right by giving Tenant notice thereof ("Substitution Notice") at least sixty (60) days before the effective date of such substitution, then (i) the description of the Premises shall be replaced by the description of the Substitution Space; and (ii) all of the terms and conditions of this Lease shall apply to the Substitution Space except that (A) if the then unexpired balance of the Term shall be less than one year, then the Term shall be extended so that the Term shall be one year from the Substitution Effective Date (defined below), and (B) if the Substitution Space contains more square footage than the Premises, then the Basic Monthly Rent then in effect shall be increased proportionately (provided that such increase shall not exceed 105% of the Basic Monthly Rent due for the Premises) and shall be subject to adjustment as herein provided. The effective date of such substitution (the "Substitution Effective Date") shall be the date specified in the Substitution Notice or, if Landlord is required to perform tenant finish work to the Substitution Space as provided herein, then the date on which Landlord substantially completes such tenant finish work. If Landlord is delayed in performing the tenant finish work by Tenant's actions (either by Tenant's change in the plans and specifications for such work or otherwise), then the Substitution Effective Date shall not be extended and Tenant shall pay Rent for the Substitution Space beginning on the date specified in the Substitution Notice.

     (c) Tenant may either accept possession of the Substitution Space in its "as is" condition as of the Substitution Effective Date or require Landlord to alter the Substitution Space in the same manner as the Premises were altered or were to be altered. Tenant shall deliver to Landlord written notice of its election within ten (10) days after the Substitution Notice has been delivered to Tenant. If Tenant fails to timely deliver notice of its election or if an Event of Default then exists, then Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition. If Tenant timely elects to require Landlord to alter the Substitution Space, then (i) notwithstanding as provided herein, if the then unexpired balance of the Term is more than one year, but less than three years, then the Term shall be extended so that it continues for three years from the Substitution Effective Date, and

(ii) Tenant shall continue to occupy the Premises (upon all of the terms of this Lease) until the Substitution Effective Date.

     (d) Tenant shall move from the Premises into the Substitution Space and shall surrender possession of the Premises as provided in Section 22 by the Substitution Effective Date. If Tenant occupies the Premises after the Substitution Effective Date, then Tenant's occupancy of the Premises shall be a tenancy at will (and, without limiting all other rights and remedies available to Landlord, including instituting a forcible detainer suit), Tenant shall pay Rent for the Premises as provided in Section 23 and all other Rent due therefor until such occupancy ends; such amounts shall be in addition to the Rent due for the Substitution Space.

     (e) If Landlord exercises its substitution right, then Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephone equipment from the Premises to the Substitution Space and for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the Premises, and if the Premises were carpeted, Landlord shall supply and install an equal amount of carpeting of the same or equivalent quality and color.

26.  MANAGING AGENT
     Tenant is hereby notified that the Landlord has appointed Realty Management Company as its Managing Agent. The Landlord has authorized said Managing Agent to act for, and in the name of, the Landlord for any and all purposes under this Lease, including, but not limited to, the execution thereof, and Tenant shall direct any and all notices and inquiries of any kind whatsoever pursuant to and regarding this Lease to said Managing Agent. The Landlord reserves the right to substitute any other person, firm or corporation for said Managing Agent, upon written notice thereof by the Landlord to Tenant, Tenant hereby acknowledges the authority of any such Managing Agent to act for, and in the name of, the Landlord for any and all purposes under the Lease, and Tenant shall direct any and all notices and inquiries of any kind whatsoever pursuant to or regarding this Lease to said Managing Agent.

27.  NO  WAIVER
     No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No waiver by Landlord of any breach by Tenant of any of the terms, covenants, agreements, or conditions of this Lease shall be deemed to constitute a waiver of any succeeding breach thereof, or a waiver of any breach of any of the other terms, covenants, agreements, and conditions herein contained. No custom or practice which may occur or develop between the parties in connection with the terms of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease, without a written notice thereof from Landlord to Tenant. No employee of Landlord or of Landlord's agents shall have any authority to accept the keys of the Premises prior to termination of the Lease, and the delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises. The receipt by Landlord of any payment of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations made a part of this Lease, or hereafter adopted, against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations.

28.  WAIVER  OF COUNTERCLAIM  AND TRIAL BY JURY
     Landlord and Tenant waive their right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, tenant's use of or occupancy of the premises, and any emergency statutory or any other statutory remedy. Except for mandatory counterclaims that would be waived if not interposed by Tenant, Tenant shall not interpose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of rent in a summary proceeding for nonpayment of rent or other action or summary proceeding based on termination, holdover or other default in which landlord seeks repossession of the premises from Tenant.

29.  MISCELLANEOUS
     (a) Landlord Transfer. Landlord may transfer, in whole or in part, the Building and any of its rights under this Lease. If Landlord assigns its rights
                                       19
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under  this  Lease,  then  Landlord  shall  thereby be released from any further obligations  hereunder.

     (b) Landlord's Liability. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) the sole and exclusive remedy shall be against the interest of Landlord in the Building; (b) neither Landlord nor (if Landlord is a partnership) any partner of Landlord nor (if Landlord is a corporation) any shareholder of Landlord, nor (if Landlord is a limited liability company) any member of Landlord, nor Managing Agent specified in Section 26 hereof nor (if Managing Agent is a partnership) any partner of Managing Agent nor (if Managing Agent is a corporation) any shareholder of Managing Agent shall be personally liable with respect to any claim arising out of or related to this Lease; (c) no partner, member or shareholder of Landlord nor any partner or shareholder of Managing Agent shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord); (d) no service of process shall be made against any partner, member or shareholder of Landlord nor against any partner or shareholder of Managing Agent (except as may be necessary to secure jurisdiction of Landlord); (e) any judgment granted against any partner, member or shareholder of Landlord or against any partner or shareholder of Managing Agent may be vacated and set aside at any time as if such judgment had never been granted; and (f) these covenants and agreements are enforceable both by Landlord and also by any partner, member or shareholder of Landlord and by any partner or shareholder of Managing Agent.

     (c) Parking. Tenant shall be permitted to use three (3) undesignated vehicular parking spaces in the parking garage associated with the Building (the "Parking Garage") for every one thousand (1,000) gross square fee of space leased in the Building during the initial Term at such rates and subject to such terms, conditions and regulations as are from time to time charged or applicable to patrons of the Parking Garage. Tenant's sole recourse for the failure or inability to provide Tenant with such parking spaces as provided herein, shall be against the Parking Garage operator only, and Tenant shall not have any claims against Landlord in connection therewith.

     (d) Force Majeure. Other than for Tenant's monetary obligations under this Lease and obligations which can be cured by the payment of money (e.g., maintaining insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

     (e) Brokerage. Landlord and Tenant each warrant to the other that aside from the Broker it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease. Tenant and Landlord shall each indemnify and hold harmless the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation arising by reason of a breach by the indemnifying party of the aforesaid representation and warranty.

     (f) Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

     (g) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information,
(ii) hand delivered to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

     (h) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     (i) No Representations by Landlord. Neither Landlord nor any employee or agent of Landlord has made any representations, warranties, agreements or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Tenant except as herein expressly set forth.

     (j) Landlord's Approval. Whenever Landlord's consent or approval is required under the terms of this Lease, Landlord may grant or deny such consent or approval in its sole discretion unless otherwise specified herein.

     (k) Authority. Landlord and Tenant hereby covenant each for itself, that it has full right, power and authority to enter into this Lease upon the terms and conditions herein set forth. Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, qualified to do business in the jurisdiction in which the Premises is located, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If Tenant signs as a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly formed and validly existing partnership, that the partnership has full right and authority to enter into this Lease, and that each of the persons signing on behalf of the partnership were authorized to do so.

     (l) Amendments; and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver is in writing signed by the waiving party, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of either party to insist upon the performance by the other in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than any holder of a First Trust, no third party shall be deemed a third party beneficiary hereof.

     (m) Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

     (n) Joint and Several Liability. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's rent obligations hereunder, then the rent obligations hereunder imposed upon Tenant shall be the joint and several rent obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     (o) Captions. The captions contained in this Lease are for convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

     (p) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

     (q) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

     (r) Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

                         Exhibit  A  -  Outline  of  Premises
                         Exhibit  B  -  Building  Rules  and  Regulations
                         Exhibit  C  -  Commencement  of  Lease
                         Exhibit  D  -  Guaranty

     (s) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any Exhibits or amendments hereto.

     (t) No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or create any other relationship between the parties hereto other than that of Landlord and Tenant.

     (u) Applicable Law. The laws of the jurisdiction in which the Premises are located shall govern the validity, performance and enforcement of this Lease.

30.  SPECIAL  PROVISIONS
     Intentionally  Deleted.

31.  CONSTRUCTION
     (a)  Landlord  shall  pay  to  Tenant  the  sum  of One Hundred Forty Seven
Thousand Three Hundred Eighty-Five and 00/100 Dollars ($147,385.00) (the "Construction Allowance") as a reimbursement to Tenant for the costs of performing alterations and improvements to the Premises (the "Tenant's Work"). The Construction Allowance shall be paid by Landlord to Tenant in accordance with the provisions of Section 31(b) below. Despite the foregoing, Tenant shall pay all costs by performing the Tenant's Work that are in excess of the Construction Allowance.

     (b) Provided that Tenant is not in default of any monetary provision of this Lease or any other material term of this Lease, Landlord shall pay the Construction Allowance (or applicable portion thereof) to Tenant within thirty
(30) days after the last to occur of the following (A) final completion of all of Tenant's Work in accordance with (i) the terms of this Lease, and (ii) plans and specifications that have been approved in writing by Landlord, (B) evidence of the satisfaction of the requirements of governmental authorities with respect thereto, (C) receipt of releases of lien from all contractors and materialmen who supplied labor or materials for the Tenant's Work, (D) Landlord's receipt of paid invoices evidencing that Tenant has actually paid to materialmen and contractors who have supplied materials or labor for the Tenant's Work an amount equal to or in excess of the Construction Allowance, and (E) Tenant having commenced to use the Premises for business purposes in accordance with the terms of this Lease. Notwithstanding anything herein to the Contrary, in the event
Tenant has not fully utilized the Construction Allowance (or any portion thereof) within twelve (12) months after the date of this Lease, Landlord shall have no obligation to pay to Tenant any portion of the unused Construction Allowance.

     (c) Landlord shall be entitled to receive a construction supervisory fee in the amount of three percent (3%) of the cost of performing the Tenant's Work (the "Construction Supervisory Fee"), and Tenant hereby authorizes Landlord to deduct the Construction Supervisory Fee from the Construction Allowance.

     DATED  as  of  the  date  first  written  above.

     LANDLORD:                    BRE/METROCENTER  LLC,  a  Delaware  limited
                                  liability  company

                          By: BRE/Metro Member LLC, a Delaware limited liability company, its Manager


                                   By:     /s/  Karen  Sprogis
                                         ---------------------------
                                   Name:   KAREN  SPROGIS
                                         ---------------------------
                                   Title:  Vice  President
                                         ---------------------------

     TENANT:

                          By: DCA OF CHEVY CHASE, LLC, a Maryland limited liability company

                                   By:     /s/  Stephen  W.  Everett
                                          ---------------------------
                                   Name:   STEPHEN  W.  EVERETT
                                          ---------------------------
                                   Title:  President
                                          ---------------------------
                                       23
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